                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                  FORM 8-K/A

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported)          April 12, 1999
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                      FIRST USA BANK, NATIONAL ASSOCIATION
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             (Exact name of registrant as specified in its charter)

         (As Servicer on behalf of FIRST USA CREDIT CARD MASTER TRUST)



Laws of the United States                   33-99362                       51-0269396
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(State or other jurisdiction       (Commission File Number)       (IRS Employer Identification
of incorporation or organization                                             Number)



201 North Walnut Street, Wilmington, Delaware                       19801
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(Address of principal executive offices)                         (Zip Code)


                302/594-4117
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Registrant's telephone number, including area code


                              N/A
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(Former name, former address and former fiscal year, if changed since last report)

Item 5.  Other Events.

         The Registrant hereby amends and restates in its entirety Exhibit 99.06 as previously filed on April 23, 1999 on a Form 8-K dated as of April 12, 1999.


Item 7.   Financial Statements and Exhibits.

(c) Exhibits

         (99.06) Monthly Certificateholders' Statement of the Trust which contains information relating to the Series 1995-2 Certificates.

                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         FIRST USA BANK, NATIONAL ASSOCIATION
                         As Servicer



                         By:  /s/ Tracie H.Klein
                              -----------------------
                         Name:   Tracie H. Klein
                         Title:  First Vice President









Date:  May 16, 2000
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